UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07288

Franklin Strategic Mortgage Portfolio

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 3/31/20

Item 1.	Reports to Stockholders.

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During 2019’s last quarter the U.S. economy continued to grow moderately, mainly due to concerns about trade. To support the economy, the U.S. Federal Reserve (Fed) lowered the federal funds rate by 0.25% at its October 2019 meeting. However, amid larger economic risks posed by the novel coronavirus (COVID-19) outbreak toward period-end, the Fed lowered its key rate again by 0.50% on March 3 and further by 1.00% on March 15, decreasing the rate during the period from 2.00% to 0.25%. In its efforts to support U.S. economic activity, the Fed also announced a plan to purchase government, government-backed and corporate bonds, which would significantly expand its balance sheet.

The 10-year U.S. Treasury yield was 1.68% on September 30, 2019 and decreased to 0.70% at the end of March 2020. In this environment, investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, posted a +3.33% return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well-positioned for the years ahead.

Franklin Strategic Mortgage Portfolio’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Sonal Desai, Ph.D.

Executive Vice President, Chief Investment Officer

Franklin Templeton Fixed Income

This letter reflects our analysis and opinions as of March 31, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Copyright © 2020, S&P Dow Jones Indices LLC. All rights reserved.

The indexes are unmanaged and include reinvestment of any income or distributions.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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SEMIANNUAL REPORT

Franklin Strategic Mortgage Portfolio

This semiannual report for Franklin Strategic Mortgage Portfolio covers the period ended March 31, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks high total return (a combination of high current income and capital appreciation) relative to the performance of the general mortgage securities market by investing at least 80% of its net assets in a portfolio of mortgage securities. The Fund invests substantially in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in “pools” of mortgage loans issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), Fannie Mae and Freddie Mac.1

Performance Overview

For the six months ended March 31, 2020, the Fund’s Class A shares posted a +0.95% total return. In comparison, the Fund’s primary benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities (MBS) Fixed Rate Index, which measures the performance of investment-grade fixed-rate mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, posted a +3.55% total return.2 In comparison, the Fund’s secondary benchmark, the FTSE U.S. Broad Investment-Grade Mortgage Index, which tracks the performance of 30- and 15-year Ginnie Mae, Fannie Mae and Freddie Mac securities, as well as Fannie Mae and Freddie Mac balloon mortgages, posted a +4.07% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Portfolio Composition

Based on Total Investments as of 3/31/20

Economic and Market Overview

The U.S. bond market’s performance during the six-month period, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, was defined by two distinct phases: before and during the outbreak of the novel coronavirus (COVID-19). Until late February 2020, prices for most U.S. bonds rose, as low inflation, interest-rate cuts and strong demand for yield, which moves inversely to price, supported fixed income markets. In late February, as more countries adopted social distancing and lockdown measures to slow the global pandemic, the U.S. bond market began pricing in the adverse impact on economic activity. Higher-quality, longer-term bonds rallied, while riskier, lower-rated corporate bonds declined sharply, reflecting a reversal in many investors’ risk appetite. Similarly, strong

1. Guarantees of timely payment of principal and interest do not apply to the market prices and yield of the security or to the net asset value or performance of the Fund. Ginnie Mae pass-through securities are backed by the full faith and credit of the U.S. government. Although U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac, may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury. Please refer to the Fund’s prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 15.

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demand for cash and cash equivalents drove yields on certain U.S. Treasury bill maturities briefly below zero. Thereafter, bond prices fell sharply then somewhat stabilized as the magnitude of the downturn led to constricted liquidity and subsequent intervention by the U.S. Federal Reserve (Fed).

After reducing the federal funds target rate to a range of 1.50%–1.75% in October 2019, the Fed enacted two emergency rate cuts in March 2020 in response to the COVID-19 pandemic, further lowering the federal funds target rate to a range of 0.00%—0.25%. In addition, the Fed announced a plan to purchase government, government-backed and corporate bonds to help keep markets functioning, significantly expanding its balance sheet.

U.S. Treasury bonds, as measured by the Bloomberg Barclays U.S. Treasury Index, rose significantly during the reporting period, despite high levels of Treasury issuance due to deficit spending and investor expectations for large increases in debt issuance for fiscal stimulus to alleviate the economic downturn. The yield on 10-year U.S. Treasury bonds declined to historic lows near period-end, driven by fears of a prolonged global economic disruption due to the COVID-19 pandemic. Mortgage-backed securities (MBS), as measured by the Bloomberg Barclays MBS Index, also posted positive returns, aided by the Fed’s announcement that it would make substantial MBS purchases.

U.S. corporate bond performance was hampered during the period’s last month by investor concerns about the pandemic-related economic disruption and the potential credit downgrades of many companies amid high levels of indebtedness. For the six-month period, U.S. investment-grade corporate bonds, as represented by the Bloomberg Barclays U.S. Corporate Bond Index, declined modestly, while high-yield corporate bonds, as represented by the Bloomberg Barclays U.S. Corporate High Yield Bond Index, declined significantly due to investor concerns about a potential increase in credit defaults.

Investment Strategy

Under normal market conditions, we invest at least 80% of the Fund’s net assets in mortgage securities. The Fund invests substantially in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in “pools” of mortgage loans issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.1 These securities may be fixed-rate or adjustable-rate mortgage securities (ARMS). The Fund may purchase or sell mortgage securities on a delayed-delivery or forward commitment basis through the “to-be-announced” (TBA) market. We may also invest in other types of mortgage securities that may be issued by private issuers, including, but not limited to, certain ARMS, commercial mortgage-backed securities (CMBS), credit risk transfer securities, home equity loan asset-backed securities (HELs), manufactured housing asset-backed securities (MHs) and collateralized mortgage obligations (CMOs), as well as in other mortgage-related asset-backed securities. The Fund also may invest in U.S. Treasury securities. The Fund may invest up to 15% of its net assets in foreign securities, which may include non-U.S. dollar denominated foreign mortgage securities. In addition, the Fund may invest up to 20% of its net assets in high-yield, lower-quality securities rated, at the time of purchase, below BBB by Standard & Poor’s, or Baa by Moody’s, respectively, or, if unrated, deemed to be of comparable quality by the investment manager. The Fund may also invest up to 33% of its gross assets in mortgage dollar rolls. The Fund may invest a small portion of its assets directly in whole mortgage loans.

Dividend Distributions*

10/1/19–3/31/20

	Dividend per Share (cents)
Month	Class A	Class A1	Class C	Class R6	Advisor Class
October	2.2578	2.4754	1.9440	2.5547	2.4534
November	2.2471	2.4353	1.9525	2.5246	2.4280
December	2.1198	2.3223	1.7981	2.4300	2.3188
January	2.0470	2.2436	1.7349	2.3427	2.2402
February	1.8788	2.0583	1.5919	2.1464	2.0553
March	2.1609	2.3573	1.8483	2.4533	2.3539
Total	12.7114	13.8922	10.8697	14.4517	13.8496

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Manager’s Discussion

For the Bloomberg Barclays indexes in which the Fund invests, most sectors posted positive total returns over the six-month period. Performance for non-agency residential mortgage-backed securities (RMBS) was the exception, posting a large negative return. Interest-rates generally rose for the first half of the reporting period but ended the period lower across the yield curve. As the seriousness of the COVID-19 pandemic became increasingly apparent over the first quarter of 2020, risk aversion and volatility in financial

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markets rose sharply and U.S. Treasuries rallied significantly. The 10-year Treasury declined 98 basis points (bps) over the six-months, ending the period at 0.70%. Higher quality agency mortgage sectors could not keep up with the strong performance of Treasuries, but outperformed CMBS and RMBS. The significant underperformance of RMBS was driven by a volatile month in March 2020 when the sector saw significant spread widening and negative price action.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Within the MBS sector, Ginnie Mae GNMA MBS was the best performer, followed by Freddie Mac (FHLMC) MBS and Fannie Mae (FNMA) MBS. Conventional 15-year MBS generally performed slightly better than their 30-year counterparts. Furthermore, the conventional 30-year MBS sector underperformed comparable GMNA MBS on an excess return basis. Across the conventional coupon stack, 2.5% and 4.0% coupons were the best performers while 3.0%, 3.5% and 5.0% coupons lagged.

The housing sector is facing opposing forces, leading to market uncertainty. While the low interest-rate environment continues to be a tailwind and seasonal purchases have been strong, social distancing and measures implemented as a response to COVID-19 could lead to lower housing activity. The recent slowdown in purchase applications served as initial evidence of the impact beginning to play out and we believe this could lead to slower turnover among homeowners in the coming months. In using the housing-led downturn of 2008 as a comparison for possible stress in the housing market, we find the housing sector entered the current environment in a much more solid position. Home prices should benefit from stronger underlying mortgage collateral, more stringent underwriting standards, a virtually non-existent subprime segment and inventories at an all-time low.

With the U.S. Federal Reserve (Fed) cutting its benchmark interest rate to zero in March 2020, we believe housing mortgage rates could remain low and rangebound, leading to refinance risk remaining elevated. As mortgage rates hit historically low levels, over half of the agency MBS may be eligible to refinance. While we have seen prepayments increase over the last few months, prepayments could slow in the near-term on capacity constraints and disruptions due to the shelter-in-place restrictions related to COVID-19.

Since the Fed’s March announcement, it has been actively participating in the agency MBS markets and has purchased around $400 billion worth of securities, a significant amount in a very short period of time. From a supply and demand perspective, the Fed should absorb a large percentage of the market supply. This is a tailwind for agency MBS and could lead to spreads tightening and remaining rangebound in the summer months when supply typically increases.

Additional support for the housing market is coming from programs designed to alleviate homeowner financial stress. FNMA and FHLMC are offering mortgage forbearance for up to 12 months for homeowners who are struggling to pay their mortgage because of a loss of income or other coronavirus related hardship. GNMA announced changes to its pass-through assistance program, to support servicers who are facing temporary liquidity shortfall directly attributed to the COVID-19 national emergency. This would allow authorized servicers to advance funds on behalf of homeowners.

In terms of our sector allocation, we maintained our largest allocations in agency MBS, but as we believe relatively better opportunities continue to exist in non-agency sectors, we maintained an underweight allocation to agency MBS relative to the benchmark index. Within the agency MBS sector, we favored conventional sectors over GNMA MBS and increased our allocation to FNMA 30-year 3.0% through 4.0% coupon securities and reduced our exposure to FHLMC 30-year 3.5% and 4.0% MBS. The portfolio’s heaviest mortgage allocations were in FNMA 30-year 3.0% and 3.5% coupons.

We maintained our underweight positioning to the CMBS sector relative to the benchmark going into the recent period of volatility and reduced allocation over the period. We continue to remain at the top of the capital structure. Notwithstanding the impact from the pandemic, we remain favorable on the U.S. housing market and are overweight the RMBS sector relative to the benchmark. The portfolio’s exposure to the sector is allocated higher in the capital structure, primarily seasoned credit risk transfer (CRT) and re-performing loan (RPL) sectors.

Our RMBS positions were the primary detractor from performance during the quarter as the market experienced severe dislocations and dollar prices fell dramatically. Over the quarter, non-agency RMBS CRT spreads experienced sizable widening, moving in tandem with broader credit markets. This spread widening was due to deleveraging rather than a credit fundamental risk as sellers significantly outnumbered buyers. More recently, buyers have emerged,

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and the securities moderately recovered from their lows to current dollar prices trading at higher valuations.

Our allocation to MBS contributed to relative performance over the quarter, while security selection within the sector was a detractor from relative returns. CMBS allocation was a negative contributor to performance, while security selection in the sector benefited returns.

Thank you for your continued participation in Franklin Strategic Mortgage Portfolio. We look forward to serving your future investment needs.

Neil Dhruv Co-Lead Portfolio Manager

David Yuen, CFA, FRM Co-Lead Portfolio Manager Paul Varunok Co-Lead Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of March 31, 2020

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4,5
6-Month	+0.95%	-2.84%
1-Year	+4.02%	+0.07%
5-Year	+10.86%	+1.31%
10-Year	+45.22%	+3.40%

Advisor[6]
6-Month	+1.07%	+1.07%
1-Year	+4.28%	+4.28%
5-Year	+12.13%	+2.32%
10-Year	+48.74%	+4.05%

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with fee waiver)	(without fee waiver)
A	2.57%	1.81%	1.58%
Advisor	2.91%	2.14%	1.90%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (10/1/19–3/31/20)

Share Class	Net Investment Income
A	$0.127114
A1	$0.138922
C	$0.108697
R6	$0.144517
Advisor	$0.138496

Total Annual Operating Expenses9

Share Class	With Fee Waiver	Without Fee Waiver
A	1.01%	1.25%
Advisor	0.76%	1.00%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. During periods of declining interest rates, principal prepayments tend to increase as borrowers refinance their mortgages at lower rates; therefore the Fund may be forced to reinvest returned principal at lower interest rates, reducing income. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may be affected by issuers that fail to make interest payments and repay principal when due. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 1/31/21. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Performance quotations for Class A shares reflect the following methods of calculation: (a) For periods prior to 2/1/12, a restated figure is used based on Class A1 performance and including the Class A Rule 12b-1 fee, and (b) for periods after 2/1/12, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

6. Effective 2/1/12, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 fee. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 2/1/12, a restated figure is used based on the Fund’s oldest share class, Class A1, excluding the effect of its maximum initial sales charge; and (b) for periods after 2/1/12, actual Advisor Class performance is used, reflecting all charges and fees applicable to that class.

7. Distribution rate is based on an annualization of the sum of distributions per share for the 31 days of March and the maximum offering price (NAV for Advisor Class) on 3/31/20.

8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period 10/1/19–3/31/201,[2]	Ending Account Value 3/31/20	Expenses Paid During Period 10/1/19–3/31/201,[2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,009.50	$5.02	$1,020.00	$5.05	1.00%
A1	$1,000	$1,010.70	$3.77	$1,021.25	$3.79	0.75%
C	$1,000	$1,007.40	$7.03	$1,018.00	$7.06	1.40%
R6	$1,000	$1,010.30	$3.07	$1,021.95	$3.08	0.61%
Advisor	$1,000	$1,010.70	$3.77	$1,021.25	$3.79	0.75%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights

	Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.25	$ 8.93	$ 9.34	$ 9.57	$ 9.49	$ 9.43

Income from investment operations[a]:

Net investment income	0.103	0.267	0.243[b]	0.147	0.144	0.185

Net realized and unrealized gains (losses)	(0.016)	0.355	(0.359)	(0.106)	0.135	0.088

Total from investment operations	0.087	0.622	(0.116)	0.041	0.279	0.273

Less distributions from:

Net investment income	(0.127)	(0.302)	(0.294)	(0.267)	(0.199)	(0.213)

Tax return of capital	—	—	—	(0.004)	—	—

Total distributions	(0.127)	(0.302)	(0.294)	(0.271)	(0.199)	(0.213)

Net asset value, end of period	$ 9.21	$ 9.25	$ 8.93	$ 9.34	$ 9.57	$ 9.49

Total return[c]	0.95%	7.08%	(1.25)%	0.45%	2.98%	2.91%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.23%	1.24%	1.21%	1.17%	1.00%	1.01%

Expenses net of waiver and payments by affiliates	1.00% [e]	1.00% [e]	1.06% [e]	1.16% [e]	0.99% [e]	1.01%[f]

Net investment income	2.21%	2.93%	2.67%	1.82%	1.47%	1.84%

Supplemental data

Net assets, end of period (000’s)	$19,680	$18,313	$16,303	$21,143	$34,191	$26,328

Portfolio turnover rate	152.36%	223.36%	243.65%	244.09%	551.77%	614.11%

Portfolio turnover rate excluding mortgage dollar rolls[g]	146.38%	139.83%	153.69%	111.62%	185.40%	172.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

gSee Note 1(d) regarding mortgage dollar rolls.

10	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015

Class A1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.25	$ 8.94	$ 9.35	$ 9.58	$ 9.49	$ 9.44

Income from investment operations[a]:

Net investment income	0.112	0.285	0.268[b]	0.177	0.160	0.197

Net realized and unrealized gains (losses)	(0.013)	0.349	(0.360)	(0.113)	0.153	0.090

Total from investment operations	0.099	0.634	(0.092)	0.064	0.313	0.287

Less distributions from:

Net investment income	(0.139)	(0.324)	(0.318)	(0.289)	(0.223)	(0.237)

Tax return of capital	—	—	—	(0.005)	—	—

Total distributions	(0.139)	(0.324)	(0.318)	(0.294)	(0.223)	(0.237)

Net asset value, end of period	$ 9.21	$ 9.25	$ 8.94	$ 9.35	$ 9.58	$ 9.49

Total return[c]	1.07%	7.22%	(1.00)%	0.70%	3.34%	3.06%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.98%	0.99%	0.96%	0.92%	0.75%	0.76%

Expenses net of waiver and payments by affiliates	0.75% [e]	0.75% [e]	0.81% [e]	0.91% [e]	0.74% [e]	0.76% [f]

Net investment income	2.46%	3.18%	2.92%	2.07%	1.72%	2.09%

Supplemental data

Net assets, end of period (000’s)	$27,613	$29,286	$32,802	$40,844	$53,432	$59,352

Portfolio turnover rate	152.36%	223.36%	243.65%	244.09%	551.77%	614.11%

Portfolio turnover rate excluding mortgage dollar rolls[g]	146.38%	139.83%	153.69%	111.62%	185.40%	172.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

gSee Note 1(d) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.25	$ 8.93	$ 9.34	$ 9.57	$ 9.49	$ 9.43

Income from investment operations[a]:

Net investment income	0.084	0.230	0.207[b]	0.112	0.112	0.142

Net realized and unrealized gains (losses)	(0.015)	0.355	(0.359)	(0.109)	0.130	0.093

Total from investment operations	0.069	0.585	(0.152)	0.003	0.242	0.235

Less distributions from:

Net investment income	(0.109)	(0.265)	(0.258)	(0.229)	(0.162)	(0.175)

Tax return of capital	—	—	—	(0.004)	—	—

Total distributions	(0.109)	(0.265)	(0.258)	(0.233)	(0.162)	(0.175)

Net asset value, end of period	$ 9.21	$ 9.25	$ 8.93	$ 9.34	$ 9.57	$ 9.49

Total return[c]	0.74%	6.65%	(1.64)%	0.06%	2.57%	2.51%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.63%	1.64%	1.61%	1.57%	1.40%	1.41%

Expenses net of waiver and payments by affiliates	1.40% [e]	1.40% [e]	1.46% [e]	1.56% [e]	1.39% [e]	1.41% [f]

Net investment income	1.81%	2.53%	2.27%	1.42%	1.07%	1.44%

Supplemental data

Net assets, end of period (000’s)	$3,705	$3,843	$4,513	$6,308	$9,468	$4,067

Portfolio turnover rate	152.36%	223.36%	243.65%	244.09%	551.77%	614.11%

Portfolio turnover rate excluding mortgage dollar rolls[g]	146.38%	139.83%	153.69%	111.62%	185.40%	172.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

gSee Note 1(d) regarding mortgage dollar rolls.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30,
		2019	2018	2017[a]

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.24	$ 8.92	$ 9.33	$ 9.38

Income from investment operations[b]:

Net investment income	0.129	0.296	0.282[c]	0.003

Net realized and unrealized gains (losses)	(0.034)	0.360	(0.363)	(0.002)

Total from investment operations	0.095	0.656	(0.081)	0.001

Less distributions from:

Net investment income	(0.145)	(0.336)	(0.329)	(0.050)

Tax return of capital	—	—	—	(0.001)

Total distributions	(0.145)	(0.336)	(0.329)	(0.051)

Net asset value, end of period	$ 9.19	$ 9.24	$ 8.92	$ 9.33

Total return[d]	1.03%	7.49%	(0.87)%	0.01%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.01%	1.00%	1.01%	1.83%

Expenses net of waiver and payments by affiliates	0.61% [f]	0.62% [f]	0.69% [f]	0.75% [f]

Net investment income	2.60%	3.31%	3.04%	2.23%

Supplemental data

Net assets, end of period (000’s)	$557	$383	$432	$5

Portfolio turnover rate	152.36%	223.36%	243.65%	244.09%

Portfolio turnover rate excluding mortgage dollar rolls[g]	146.38%	139.83%	153.69%	111.62%

aFor the period August 1, 2017 (effective date) to September 30, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(d) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30,
		2019	2018	2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.24	$ 8.93	$ 9.33	$ 9.57	$ 9.48	$ 9.43

Income from investment operations[a]:

Net investment income	0.109	0.284	0.268[b]	0.187	0.146	0.199

Net realized and unrealized gains (losses)	(0.011)	0.350	(0.351)	(0.133)	0.166	0.087

Total from investment operations	0.098	0.634	(0.083)	0.054	0.312	0.286

Less distributions from:

Net investment income	(0.138)	(0.324)	(0.317)	(0.289)	(0.222)	(0.236)

Tax return of capital	—	—	—	(0.005)	—	—

Total distributions	(0.138)	(0.324)	(0.317)	(0.294)	(0.222)	(0.236)

Net asset value, end of period	$ 9.20	$ 9.24	$ 8.93	$ 9.33	$ 9.57	$ 9.48

Total return[c]	1.07%	7.23%	(1.00)%	0.70%	3.34%	3.06%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.98%	0.99%	0.96%	0.92%	0.75%	0.76%

Expenses net of waiver and payments by affiliates	0.75% [e]	0.75% [e]	0.81% [e]	0.91% [e]	0.74% [e]	0.76% [f]

Net investment income	2.46%	3.18%	2.92%	2.07%	1.72%	2.09%

Supplemental data

Net assets, end of period (000’s)	$8,051	$10,907	$6,574	$7,632	$8,264	$12,651

Portfolio turnover rate	152.36%	223.36%	243.65%	244.09%	551.77%	614.11%

Portfolio turnover rate excluding mortgage dollar rolls[g]	146.38%	139.83%	153.69%	111.62%	185.40%	172.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

gSee Note 1(d) regarding mortgage dollar rolls.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Statement of Investments, March 31, 2020 (unaudited)

	Principal Amount	*	Value
Corporate Bonds 0.2%
Insurance Brokers 0.0%†
[a]Ambac Assurance Corp., Subordinated Note, 144A, 5.10%,6/07/20	$237		$329
[a,b]Ambac LSNI LLC, senior note, first lien, 144A, FRN, 6.45%, (3-month USD LIBOR + 5.00%), 2/12/23 (Cayman Islands)	892		854

Real Estate Services 0.2%
American Homes 4 Rent LP, senior bond, 4.25%,2/15/28	100,000		99,417

Total Corporate Bonds (Cost $100,678)			100,600

U.S. Government and Agency Securities 0.9%
U.S. Treasury Bond,
4.75%, 2/15/37	225,000		359,455
4.25%, 11/15/40	131,000		205,951

Total U.S. Government and Agency Securities (Cost $472,049)			565,406

Asset-Backed Securities and Commercial Mortgage-Backed Securities 22.5%
Finance 22.5%
[c]American Home Mortgage Investment Trust, 2005-1, 6A, FRN, 3.822%, (6-month USD LIBOR + 2.00%), 6/25/45	75,038		72,064
[a]American Homes 4 Rent, 2015-SFR1, A, 144A, 3.467%, 4/17/52	146,552		146,125
[a,d]Anthracite Ltd., 2004-HY1A, E, 144A, 7.147%, 6/20/41	1,598,000		145
[a,c]Bellemeade Re Ltd., 2018-1A, M1B, 144A, FRN, 2.547%, (1-month USD LIBOR + 1.60%), 4/25/28	106,141		105,591
[a]BRAVO Residential Funding Trust,
2019-1, A1C, 144A, 3.50%, 3/25/58	116,823		117,944
[e]2019-2, A3, 144A, FRN, 3.50%, 10/25/44	134,965		136,348
[a,e]BX Commercial Mortgage Trust,
2018-IND, A, 144A, FRN, 1.455%, 11/15/35	79,164		75,835
2019-XL, A, 144A, FRN, 1.625%, 10/15/36	162,418		156,828
2020-BXLP, A, 144A, FRN, 1.505%, 12/15/36	200,000		188,989
[a,e]CIM Trust,
2018-INV1, A4, 144A, FRN, 4.00%, 8/25/48	126,126		128,406
2019-INV1, A1, 144A, FRN, 4.00%, 2/25/49	143,152		142,558
2019-INV2, A11, 144A, FRN, 2.577%, 5/25/49	345,608		341,109
2019-INV2, A3, 144A, FRN, 4.00%, 5/25/49	217,733		218,103
[a,e]Citigroup Mortgage Loan Trust, 2013-A, A, 144A, FRN, 3.00%, 5/25/42	12,528		11,686
[e]Commercial Mortgage Trust,
2006-GG7, AJ, FRN, 5.513%, 7/10/38	90,000		82,120
2006-GG7, AM, FRN, 5.513%, 7/10/38	30,670		30,553
[e]Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33	238,400		245,078
[e]Conseco Financial Corp., 1998-6, A8, FRN, 6.66%, 6/01/30	55,092		55,771
CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	430,000		451,774
[a,e]CSMC, 2009-15R, 3A1, 144A, FRN, 4.18%, 3/26/36	7,036		7,020
[a,e]CSMC Trust, 2014-OAK1, 1A1, 144A, FRN, 3.00%, 11/25/29	93,368		93,438
[c]CWABS Inc. Asset-Backed Certificates, 2004-1, M1, FRN, 1.697%, (1-month USD LIBOR + 0.75%), 3/25/34	43,499		42,651
FHLMC Structured Agency Credit Risk Debt Notes,
[c] 2013-DN2, M2, FRN, 5.197%, (1-month USD LIBOR + 4.25%), 11/25/23	189,285		183,738
[c] 2014-DN2, M3, FRN, 4.547%, (1-month USD LIBOR + 3.60%), 4/25/24	295,000		271,939
[c] 2014-DN3, M3, FRN, 4.947%, (1-month USD LIBOR + 4.00%), 8/25/24	151,728		145,643

franklintempleton.com	Semiannual Report	15

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount	*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Finance (continued)
FHLMC Structured Agency Credit Risk Debt Notes, (continued)
[c] 2014-DN4, M3, FRN, 5.497%, (1-month USD LIBOR + 4.55%), 10/25/24	$139,383		$133,697
[c] 2014-HQ1, M3, FRN, 5.047%, (1-month USD LIBOR + 4.10%), 8/25/24	180,949		177,337
[c] 2014-HQ3, M3, FRN, 5.697%, (1-month USD LIBOR + 4.75%), 10/25/24	142,022		138,898
[c] 2015-DN1, M3, FRN, 5.097%, (1-month USD LIBOR + 4.15%), 1/25/25	122,095		117,198
[c] 2015-HQ1, M3, FRN, 4.747%, (1-month USD LIBOR + 3.80%), 3/25/25	289,297		277,900
[c] 2015-HQ2, M3, FRN, 4.197%, (1-month USD LIBOR + 3.25%), 5/25/25	250,000		222,858
[c] 2016-DNA2, M3, FRN, 5.597%, (1-month USD LIBOR + 4.65%), 10/25/28	217,621		209,256
[c] 2016-HQA2, M2, FRN, 3.197%, (1-month USD LIBOR + 2.25%), 11/25/28	38,123		37,611
[c] 2016-HQA2, M3, FRN, 6.097%, (1-month USD LIBOR + 5.15%), 11/25/28	250,000		239,944
[e] 2017-DNA1, M2, FRN, 4.197%, 7/25/29	250,000		223,321
[e] 2017-DNA2, M2, FRN, 4.397%, 10/25/29	250,000		226,101
[c] 2017-DNA3, M2, FRN, 3.447%, (1-month USD LIBOR + 2.50%), 3/25/30	250,000		218,623
[e] 2017-HQA1, M2, FRN, 4.497%, 8/25/29	250,000		198,756
[e] 2017-HQA3, M2, FRN, 3.297%, 4/25/30	219,063		190,703
[a,e]Flagstar Mortgage Trust, 2018-6RR, 1A3, 144A, FRN, 4.00%, 10/25/48	98,573		98,216
[c]FNMA, 2007-1, NF, FRN, 1.197%, (1-month USD LIBOR + 0.25%), 2/25/37	68,875		67,503
FNMA Connecticut Avenue Securities,
[c] 2013-C01, M2, FRN, 6.197%, (1-month USD LIBOR + 5.25%), 10/25/23	243,149		240,418
[c] 2014-C01, M2, FRN, 5.347%, (1-month USD LIBOR + 4.40%), 1/25/24	228,258		214,924
[c] 2014-C02, 1M2, FRN, 3.547%, (1-month USD LIBOR + 2.60%), 5/25/24	132,628		120,402
[c] 2014-C02, 2M2, FRN, 3.547%, (1-month USD LIBOR + 2.60%), 5/25/24	258,668		237,733
[c] 2014-C03, 1M2, FRN, 3.947%, (1-month USD LIBOR + 3.00%), 7/25/24	181,549		168,080
[c] 2014-C03, 2M2, FRN, 3.847%, (1-month USD LIBOR + 2.90%), 7/25/24	132,044		123,664
[c] 2014-C04, 1M1, FRN, 5.847%, (1-month USD LIBOR + 4.90%), 11/25/24	207,394		199,769
[c] 2015-C01, 1M2, FRN, 5.247%, (1-month USD LIBOR + 4.30%), 2/25/25	137,443		130,863
[c] 2015-C01, 2M2, FRN, 5.497%, (1-month USD LIBOR + 4.55%), 2/25/25	102,595		99,755
[e] 2016-C04, 1M2, FRN, 5.197%, 1/25/29	107,226		101,960
[e] 2016-C05, 2M2, FRN, 5.397%, 1/25/29	152,353		147,032
[c] 2016-C06, 1M1, FRN, 2.247%, (1-month USD LIBOR + 1.30%), 4/25/29	20,991		20,805
[c] 2017-C01, 1B1, FRN, 6.697%, (1-month USD LIBOR + 5.75%), 7/25/29	280,000		182,070
[e] 2017-C02, 2M1, FRN, 2.097%, 9/25/29	11,540		11,490
[e] 2017-C02, 2M2, FRN, 4.597%, 9/25/29	250,000		182,485
[e] 2017-C05, 1M2, FRN, 3.147%, 1/25/30	236,148		211,252
[e] 2017-C06, 1M2, FRN, 3.597%, 2/25/30	239,189		213,154
[e] 2017-C07, 1M1, FRN, 1.597%, 5/25/30	38,338		37,932
[e]GE Capital Commercial Mortgage Corp. Trust, 2007-C1, AM, FRN, 5.606%, 12/10/49	62,789		53,653
[e]Green Tree Financial Corp., 1998-4, A7, FRN, 6.87%, 4/01/30	30,491		31,101
[c]GSAA Home Equity Trust, 2005-6, A3, FRN, 1.317%, (1-month USD LIBOR + 0.37%), 6/25/35	5,874		5,871
[a,e]Invitation Homes Trust, 2018-SFR4, A, 144A, FRN, 1.90%, 1/17/38	183,176		173,849
[a,e]JP Morgan Mortgage Trust, 2013-3, A3, 144A, FRN, 3.394%, 7/25/43	180,381		180,774
[c]Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 1.687%, (1-month USD LIBOR + 0.74%), 3/25/28	78,335		71,651
[a,e] Mill City Mortgage Loan Trust,
2016-1, A, 144A, FRN, 2.50%, 4/25/57	66,126		65,980
2018-1, A1, 144A, FRN, 3.25%, 5/25/62	118,360		120,127
2018-2, A1, 144A, FRN, 3.50%, 5/25/58	174,083		177,703
2018-4, A1B, 144A, FRN, 3.50%, 4/25/66	190,000		189,082
[a,c] OBX Trust, 2018-1, A2, 144A, FRN, 1.597%, (1-month USD LIBOR + 0.65%), 6/25/57	81,296		76,717

16	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount	*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Finance (continued)
[a] Progress Residential Trust, 2018-SFR2, A, 144A, 3.712%, 8/17/35	$200,000		$200,835
[a,e] Provident Funding Mortgage Trust 2019-1, 2019-1, A3, 144A, FRN, 3.00%, 12/25/49	136,820		137,490
[a,e] Provident Funding Mortgage Trust 2020-1, 2020-1, A3, 144A, FRN, 3.00%, 2/25/50	138,652		139,509
[a,c] Radnor RE Ltd., 2018-1, M1, 144A, FRN, 2.347%, (1-month USD LIBOR + 1.40%), 3/25/28	35,975		35,922
[e] Residential Asset Securities Corp., 2004-KS8, AI6, FRN, 4.79%, 9/25/34	487		489
[a,e] Sequoia Mortgage Trust, 2016-2, A4, 144A, FRN, 3.50%, 8/25/46	264,709		267,793
[a] Towd Point Mortgage Trust,
[e] 2015-1, 144A, FRN, 2.75%, 11/25/60	158,662		158,934
[e] 2015-3, A1B, 144A, FRN, 3.00%, 3/25/54	62,611		62,795
[e] 2016-1, A1, 144A, FRN, 3.50%, 2/25/55	103,949		105,014
[e] 2016-3, A1, 144A, FRN, 2.25%, 4/25/56	132,261		131,695
[e] 2016-4, A1, 144A, FRN, 2.25%, 7/25/56	146,825		144,043
[e] 2016-5, A1, 144A, FRN, 2.50%, 10/25/56	282,080		279,372
[e] 2017-1, A1, 144A, FRN, 2.75%, 10/25/56	227,569		229,083
[e] 2017-1, A2, 144A, FRN, 3.50%, 10/25/56	165,000		158,213
[e] 2017-2, A1, 144A, FRN, 2.75%, 4/25/57	58,520		57,399
[e] 2017-4, A1, 144A, FRN, 2.75%, 6/25/57	249,401		244,241
[c] 2017-5, A1, 144A, FRN, 1.547%, (1-month USD LIBOR + 0.60%), 2/25/57	63,588		62,101
[e] 2018-1, A1, 144A, FRN, 3.00%, 1/25/58	66,927		67,648
[e] 2018-2, A1, 144A, FRN, 3.25%, 3/25/58	145,863		148,381
[e] 2018-5, A1A, 144A, FRN, 3.25%, 7/25/58	77,085		78,508
[e] 2018-6, A1A, 144A, FRN, 3.75%, 3/25/58	124,959		129,098
[e] 2019-1, A1, 144A, FRN, 3.75%, 3/25/58	246,876		253,750
[c] WaMu Mortgage Pass-Through Certificates,
2005-AR19, A1A1, FRN, 1.217%, (1-month USD LIBOR + 0.27%), 12/25/45	141,675		127,635
2005-AR8, 1A1A, FRN, 1.527%, (1-month USD LIBOR + 0.58%), 7/25/45	80,525		68,400
[a,e] Wells Fargo Mortgage Backed Securities, 2018-1, A3, 144A, FRN, 3.50%, 7/25/47	92,745		92,883

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $14,417,194)			13,400,905

Mortgage-Backed Securities 78.6%
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 17.1%
FHLMC 15 Year, 3.00%, 4/01/34	762,317		799,003
FHLMC 30 Year, 2.50%, 4/01/49	887,391		920,646
FHLMC 30 Year, 2.50%, 5/01/49	205,535		213,258
FHLMC 30 Year, 3.00%, 12/01/49	1,533,418		1,610,250
FHLMC 30 Year, 3.00%, 2/01/50	567,706		599,690
FHLMC 30 Year, 3.50%, 10/01/47	1,216,656		1,295,081
FHLMC 30 Year, 3.50%, 7/01/49	2,815,594		3,002,597
FHLMC 30 Year, 4.50%, 8/01/48	617,210		668,876
FHLMC Gold 30 Year, 4.50%, 4/01/40	422,438		463,277
FHLMC Gold 30 Year, 5.00%, 10/01/33 - 2/01/39	266,777		295,744
FHLMC Gold 30 Year, 5.50%, 9/01/33	33,441		37,828
FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/36	78,544		88,870
FHLMC Gold 30 Year, 6.50%, 11/01/27 - 7/01/32	43,265		48,166
FHLMC Gold 30 Year, 7.50%, 1/01/26 - 3/01/32	58,448		61,939
FHLMC Gold 30 Year, 8.00%, 7/01/24 - 5/01/30	84,502		89,128
FHLMC Gold 30 Year, 9.00%, 9/01/30	12,034		12,222

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount	*	Value
Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate (continued)
FHLMC Gold 30 Year, 9.50%, 3/01/21 - 8/01/21	$209		$211

			10,206,786

[f]Federal National Mortgage Association (FNMA) Adjustable Rate 1.3%
FNMA, 3.025% - 4.145%, (6-month USD LIBOR +/- MBS Margin), 10/01/20 - 4/01/37	571,732		577,171
FNMA, 4.20% - 5.20%, (6-month USD LIBOR +/- MBS Margin), 5/01/22 - 7/01/38	205,979		208,042

			785,213

Federal National Mortgage Association (FNMA) Fixed Rate 59.6%
FNMA 15 Year, 2.50%, 3/01/29	587,842		611,633
FNMA 15 Year, 2.50%, 12/01/34	1,553,132		1,615,080
FNMA 30 Year, 2.50%, 8/01/49	283,404		294,032
[g]FNMA 30 Year, 2.50%, 12/01/49	417,903		433,849
FNMA 30 Year, 3.00%, 9/01/48	3,098,692		3,286,806
FNMA 30 Year, 3.00%, 11/01/48	3,866,335		4,080,292
[g]FNMA 30 Year, 3.00%, 9/01/49	537,471		565,937
FNMA 30 Year, 3.00%, 9/01/49	583,155		612,962
FNMA 30 Year, 3.00%, 12/01/49	1,536,056		1,612,889
FNMA 30 Year, 3.00%, 1/01/50	2,583,565		2,714,711
FNMA 30 Year, 3.50%, 8/01/49	1,041,325		1,108,839
FNMA 30 Year, 3.50%, 8/01/49	2,883,993		3,077,585
FNMA 30 Year, 3.50%, 9/01/49	2,851,684		3,026,498
[g]FNMA 30 Year, 3.50%, 1/01/50	591,980		633,218
FNMA 30 Year, 3.50%, 2/01/50	544,812		581,286
FNMA 30 Year, 3.50%, 7/01/56	927,448		1,002,877
FNMA 30 Year, 4.00%, 11/01/45	4,515,763		4,907,431
FNMA 30 Year, 4.50%, 11/01/47	1,372,311		1,497,754
FNMA 30 Year, 4.50%, 5/01/48	1,235,919		1,343,674
FNMA 30 Year, 5.00%, 4/01/34	81,822		89,211
FNMA 30 Year, 5.50%, 9/01/33 - 11/01/34	510,960		568,763
FNMA 30 Year, 5.50%, 11/01/34 - 11/01/35	285,114		323,203
FNMA 30 Year, 6.00%, 12/01/23 - 10/01/34	272,241		312,943
FNMA 30 Year, 6.00%, 10/01/34 - 7/01/35	492,247		562,923
FNMA 30 Year, 6.00%, 8/01/35	63,853		70,887
FNMA 30 Year, 6.50%, 12/01/27 - 8/01/32	425,088		479,149
FNMA 30 Year, 7.50%, 8/01/25 - 5/01/32	17,263		20,929
FNMA 30 Year, 8.00%, 1/01/25 - 7/01/31	21,563		25,399
FNMA 30 Year, 8.50%, 11/01/28	12,623		13,224
FNMA 30 Year, 9.00%, 8/01/24 - 4/01/25	813		896
FNMA 30 Year, 9.50%, 11/01/21 - 4/01/30	26,907		27,752
FNMA 30 Year, 10.00%, 4/01/21	1,154		1,162

			35,503,794

Government National Mortgage Association (GNMA) Fixed Rate 0.6%
GNMA I SF 30 Year, 6.50%, 1/15/24 - 9/15/32	70,279		77,317
GNMA I SF 30 Year, 7.00%, 6/15/23 - 2/15/32	18,269		19,249
GNMA I SF 30 Year, 7.50%, 10/15/23 - 10/15/29	22,791		24,151
GNMA I SF 30 Year, 8.00%, 1/15/22 - 9/15/27	17,927		19,286
GNMA I SF 30 Year, 8.25%, 3/15/21 - 5/15/21	3,061		3,070

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount	*	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA I SF 30 Year, 8.50%, 10/15/21 - 7/15/24	$10,523		$10,568
GNMA II SF 30 Year, 6.50%, 1/20/26 - 1/20/33	114,002		133,484
GNMA II SF 30 Year, 7.50%, 11/20/22 - 7/20/32	67,448		79,241
GNMA II SF 30 Year, 8.00%, 8/20/26	61		70
GNMA II SF 30 Year, 9.00%, 12/20/21 - 3/20/25	359		368

			366,804

Total Mortgage-Backed Securities (Cost $45,274,477)			46,862,597

Municipal Bonds (Cost $99,849) 0.2%
Virginia State HDA Commonwealth Mortgage Revenue, Pass Through, Series A, 2.85%, , 12/25/49	99,849		100,898

Total Investments before Short Term Investments (Cost $60,364,247)			61,030,406

	Shares
Short Term Investments (Cost $389,101) 0.6%

Money Market Funds 0.6%
[h,i]Institutional Fiduciary Trust Money Market Portfolio, 0.32%	389,101		389,101

Total Investments (Cost $60,753,348) 103.0%			61,419,507

Other Assets, less Liabilities (3.0)%			(1,812,865)

Net Assets 100.0%			$59,606,642

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2020, the aggregate value of these securities was $6,138,463, representing 10.3% of net assets.

bThe coupon rate shown represents the rate at period end.

cThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

dSee Note 7 regarding defaulted securities.

eAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

fAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

gA portion or all of the security purchased on a delayed delivery basis. See Note 1(b).

hSee Note 3(f) regarding investments in affiliated management investment companies.

iThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS (UNAUDITED)

At March 31, 2020, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation	)

Interest Rate Contracts
CME Ultra Long Term U.S. Treasury Bond	Short	1	$221,875		6/19/20	$(15,657)
U.S. Treasury 2 Yr. Note	Long	17	3,746,508		6/30/20	52,523
U.S. Treasury 5 Yr. Note	Long	3	376,078		6/30/20	11,354
Ultra 10 Yr. U.S. Treasury Note	Long	5	780,156		6/19/20	41,243

Total Futures Contracts						$89,463

*As of period end.

See Abbreviations on page 33.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

March 31, 2020 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$60,364,247
Cost - Non-controlled affiliates (Note 3f)	389,101

Value - Unaffiliated issuers	$61,030,406
Value - Non-controlled affiliates (Note 3f)	389,101
Receivables:
Investment securities sold	3,441
Capital shares sold	138,430
Dividends and interest	159,738
Deposits with brokers for:
Futures contracts	23,330
Variation margin on futures contracts	1,447
Other assets	69

Total assets	61,745,962

Liabilities:
Payables:
Investment securities purchased	1,877,914
Capital shares redeemed	168,526
Management fees	9,296
Distribution fees	6,135
Transfer agent fees	10,102
Distributions to shareholders	6,436
Funds advanced by custodian	47,107
Accrued expenses and other liabilities	13,804

Total liabilities	2,139,320

Net assets, at value	$59,606,642

Net assets consist of:
Paid-in capital	$62,708,983
Total distributable earnings (losses)	(3,102,341)

Net assets, at value	$59,606,642

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

March 31, 2020 (unaudited)

Class A:
Net assets, at value	$19,680,468

Shares outstanding	2,137,753

Net asset value per share[a]	$9.21

Maximum offering price per share (net asset value per share ÷ 96.25%)	$9.57

Class A1:
Net assets, at value	$27,612,567

Shares outstanding	2,997,755

Net asset value per share[a]	$9.21

Maximum offering price per share (net asset value per share ÷ 96.25%)	$9.57

Class C:
Net assets, at value	$3,705,167

Shares outstanding	402,432

Net asset value and maximum offering price per share[a]	$9.21

Class R6:
Net assets, at value	$556,997

Shares outstanding	60,593

Net asset value and maximum offering price per share	$9.19

Advisor Class:
Net assets, at value	$8,051,443

Shares outstanding	875,245

Net asset value and maximum offering price per share	$9.20

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended March 31, 2020 (unaudited)

Investment income:
Dividends:
Non-controlled affiliates (Note 3f)	$14,176
Interest:
Unaffiliated issuers:
Paydown gain (loss)	(125,168)
Paid in cash	1,101,148

Total investment income	990,156

Expenses:
Management fees (Note 3a)	123,383
Distribution fees: (Note 3c)
Class A	23,099
Class C	12,434
Transfer agent fees: (Note 3e)
Class A	15,376
Class A1	23,710
Class C	3,178
Class R6	381
Advisor Class	8,772
Custodian fees (Note 4)	666
Reports to shareholders	12,349
Registration and filing fees	44,704
Professional fees	42,610
Trustees’ fees and expenses	399
Pricing fees	23,125
Other	2,516

Total expenses	336,702
Expense reductions (Note 4)	(145)
Expenses waived/paid by affiliates (Note 3f and 3g)	(70,146)

Net expenses	266,411

Net investment income	723,745

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	233,742
Futures contracts	29,110

Net realized gain (loss)	262,852

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(512,668)
Futures contracts	96,856

Net change in unrealized appreciation (depreciation)	(415,812)

Net realized and unrealized gain (loss)	(152,960)

Net increase (decrease) in net assets resulting from operations	$570,785

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$ 723,745	$ 1,871,445
Net realized gain (loss)	262,852	590,713
Net change in unrealized appreciation (depreciation)	(415,812)	1,757,975

Net increase (decrease) in net assets resulting from operations	570,785	4,220,133

Distributions to shareholders:
Class A	(254,212)	(566,480)
Class A1	(429,049)	(1,093,394)
Class C	(44,964)	(114,658)
Class R6	(5,988)	(15,777)
Advisor Class	(158,462)	(321,953)

Total distributions to shareholders	(892,675)	(2,112,262)

Capital share transactions: (Note 2)
Class A	1,464,779	1,414,591
Class A1	(1,536,410)	(4,557,614)
Class C	(119,544)	(798,773)
Class R6	174,027	(64,182)
Advisor Class	(2,786,613)	4,005,201

Total capital share transactions	(2,803,761)	(777)

Net increase (decrease) in net assets	(3,125,651)	2,107,094
Net assets:
Beginning of period	62,732,293	60,625,199

End of period	$59,606,642	$62,732,293

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Notes to Financial Statements (unaudited)

1.     Organization and Significant Accounting Policies

Franklin Strategic Mortgage Portfolio (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin Strategic Mortgage Portfolio (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class A1, Class C, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.     Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Derivative financial instruments listed on an exchange are valued at the official closing price of the day.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.     Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c.     Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to

franklintempleton.com	Semiannual Report	25

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.     Organization and Significant Accounting
Policies (continued)

c.     Derivative Financial Instruments (continued)

gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

See Note 9 regarding other derivative information.

d.     Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

e.     Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.     Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately on the Statement of Operations. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These

26	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Net investment income, excluding class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g.     Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.     Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2.     Shares of Beneficial Interest

At March 31, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended March 31, 2020		Year Ended September 30, 2019

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	431,516	$3,985,968	589,470	$5,341,820
Shares issued in reinvestment of distributions	26,009	240,302	58,246	529,369
Shares redeemed	(299,797)	(2,761,491)	(492,653)	(4,456,598)

Net increase (decrease)	157,728	$1,464,779	155,063	$1,414,591

Class A1 Shares:
Shares sold	69,867	$646,435	74,450	$676,501
Shares issued in reinvestment of distributions	43,824	405,130	113,202	1,028,209
Shares redeemed	(280,615)	(2,587,975)	(692,676)	(6,262,324)

Net increase (decrease)	(166,924)	$(1,536,410)	(505,024)	$(4,557,614)

Class C Shares:
Shares sold	82,362	$760,192	86,691	$788,921
Shares issued in reinvestment of distributions	4,632	42,801	11,907	108,113
Shares redeemed[a]	(100,090)	(922,537)	(188,273)	(1,695,807)

Net increase (decrease)	(13,096)	$(119,544)	(89,675)	$(798,773)

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2.     Shares of Beneficial Interest (continued)

	Six Months Ended March 31, 2020		Year Ended September 30, 2019

	Shares	Amount	Shares	Amount

Class R6 Shares:
Shares sold	24,605	$223,947	8,136	$73,528
Shares issued in reinvestment of distributions	649	5,988	1,645	14,920
Shares redeemed	(6,105)	(55,908)	(16,801)	(152,630)

Net increase (decrease)	19,149	$174,027	(7,020)	$(64,182)

Advisor Class Shares:
Shares sold	165,884	$1,529,560	660,524	$5,970,032
Shares issued in reinvestment of distributions	17,166	158,462	35,333	321,562
Shares redeemed	(488,232)	(4,474,635)	(251,980)	(2,286,393)

Net increase (decrease)	(305,182)	$(2,786,613)	443,877	$4,005,201

aMay include a portion of Class C shares that were automatically converted to Class A.

3.     Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.     Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.400%	First $250 million
0.380%	Over $250 million, up to and including $500 million
0.360%	In excess of $500 million

b.     Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.     Distribution Fees

The Board has adopted distribution plans for Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement

28	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%

d.     Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$760
CDSC retained	$297

e.     Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended March 31, 2020, the Fund paid transfer agent fees of $51,417, of which $27,834 was retained by Investor Services.

f.     Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended March 31, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.32%	$3,132,672	$10,005,380	$(12,748,951)	$ —	$ —	$389,101	389,101	$14,176

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

g.     Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class A1, Class C and Advisor Class of the Fund do not exceed 0.75%, and for Class R6 do not exceed 0.62%, based on the average net assets of each class until January 31, 2021. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to February 1, 2020, expenses for Class R6 were limited to 0.61% based on the average net assets of the class.

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until January 31, 2021.

4.     Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended March 31, 2020, the custodian fees were reduced as noted in the Statement of Operations

5.     Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At September 30, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$2,473,340
Long term	1,463,451

Total capital loss carryforwards	$3,936,791

At March 31, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$60,769,599

Unrealized appreciation	$ 1,899,414
Unrealized depreciation	(1,160,010)

Net unrealized appreciation (depreciation)	$ 739,404

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions and paydown losses.

6.     Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2020, aggregated $92,380,348 and $94,480,146, respectively.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

7.     Credit Risk and Defaulted Securities

At March 31, 2020, the Fund had 20.3% of its portfolio invested in other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At March 31, 2020, the value of this security represents less than 0.1% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

8.     Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

9.     Other Derivative Information

At March 31, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on futures contracts	$105,120	[a]	Variation margin on futures contracts	$15,657	[a]

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended March 31, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Futures contracts	$29,110	Futures contracts	$96,856

For the period ended March 31, 2020, the average month end notional amount of futures contracts represented $6,676,597.

See Note 1(c) regarding derivative financial instruments.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10.     Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended March 31, 2020, the Fund did not use the Global Credit Facility.

11.     Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of March 31, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Corporate Bonds	$—	$100,600	$—	$ 100,600
U.S. Government and Agency Securities	—	565,406	—	565,406
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	13,400,905	—	13,400,905
Mortgage-Backed Securities	—	46,862,597	—	46,862,597
Municipal Bonds	—	100,898	—	100,898
Short Term Investments	389,101	—	—	389,101

Total Investments in Securities	$389,101	$61,030,406	$—	$ 61,419,507

Other Financial Instruments:
Futures Contracts	$105,120	$—	$—	$ 105,120

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Level 1	Level 2	Level 3	Total

Liabilities:
Other Financial Instruments:
Futures Contracts	$15,657	$—	$—	$ 15,657

aFor detailed categories, see the accompanying Statement of Investments.

12.   New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

13.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

CME	Chicago Mercantile Exchange	USD	United States Dollar	FRN	Floating Rate Note
				LIBOR	London InterBank Offered Rate
				SF	Single Family

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

(Fund)

At an in-person meeting held on February 25, 2020 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Fund. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Fund.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

SHAREHOLDER INFORMATION

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2019. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional US mortgage funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-year period was below and for the three- and five-year periods was slightly below the median of its Performance Universe, but for the 10-year period was above the median of its Performance Universe. The Board further noted management’s explanation that the Fund, consistent with its principal investment strategies, has a greater exposure to conventional mortgage-backed securities in comparison to its peers, which contributed to the Fund’s shorter-term underperformance. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median

Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 shares for the Fund and for Class A shares for the other funds in the Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and nine other US mortgage funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians and in the first quintile (least expensive) of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

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FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

SHAREHOLDER INFORMATION

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up front expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board noted that the Fund does not have an asset size that would likely enable the Fund to achieve economies of scale, but concluded that to the extent economies of scale may be realized by the

Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

36	Semiannual Report	franklintempleton.com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter
Franklin Strategic Mortgage Portfolio

Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2020 Franklin Templeton Investments. All rights reserved.	357 S 05/20

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.	N/A
Item 5. Audit Committee of Listed Registrants.	N/A
Item 6. Schedule of Investments.	N/A
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A
Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer—Finance and Administration

Date May 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer—Finance and Administration

Date May 29, 2020

By	S\GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date May 29, 2020